UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2019

DRUG FREE SOLUTION, INC.
(formerly known as Living Breathing Project, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	333-175525	99-0365611
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

531 Main Street
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(888) 615-6122
(Registrant’s telephone number, including area code)

Copies to:
Peter Hogan
Buchalter Law Firm
1000 Wilshire Boulevard, Suite 1500
Los Angeles, CA 90017-1730
Tel: 213-891-5076
Fax: 213-896-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTS

1.	Previous Independent Registered Public Accounting Firm.

A. On January 28, 2019, the Company dismissed its independent registered public accounting firm, PKF O'Connor Davies, a division of O'Connor Davies, LLP (“PKF”)

B. The reports of PKF for the year ended May 31, 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

C. The decision to change accountants was approved by the Company’s board of directors on January 29, 2019, and on such date Hall & Company, Inc. (“Hall”) was engaged as the Company’s new independent registered public accountants. During the two most recent years or any subsequent interim period prior to engaging Hall, the Company did not consult Hall regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Company’s financial statements.

D. During the Company's two most recent fiscal years and any subsequent interim period preceding January 28, 2019, the date of dismissal of PKF, there were no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PKF, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" within the two most recent years and any subsequent interim period preceding the dismissal of PKF in connection with its report on the Company’s financial statements.

E. The Company has made the contents of its Form 8-K available to PKF and requested it to furnish a letter to the Securities and Exchange Commission (“Commission”) as to whether PKF agrees or disagrees with, or wishes to clarify the Company's expression of their views. As of the date of this report, we have not received such letter from PKF. When received, the Company will amend this Current Report to include such letter as an Exhibit.

2.	New Independent Registered Public Accounting Firm.

The Registrant has engaged Hall as its new independent certified public accounting firm to audit the Registrant’s financial statements for May 31, 2014 and all periods thereafter. During the two most recent years or any subsequent interim period prior to engaging Hall, the Registrant did not consult such firm regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUG FREE SOLUTION, INC.

Date: January 30, 2019	By:	/s/ Jeff Malin
Name: Jeff Malin
Title: Chief Executive Officer